UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-05128

The Swiss Helvetia Fund, Inc.

(Exact name of registrant as specified in charter)

7 Bryant Park,

New York, NY 10018

(Address of principal executive offices) (Zip code)

Carin F. Muhlbaum

Schroder Investment Management North America Inc.

7 Bryant Park,

New York, NY 10018

(Name and Address of Agent for Service)

Registrant’s telephone number, including area code: 1-800-730-2932

Date of fiscal year end: December 31

Date of reporting period: June 30, 2018

Item 1. Reports to Stockholders.

THE SWISS HELVETIA FUND, INC.

Managed Distribution Policy Disclosure	June 30, 2018 (Unaudited)

In May 2018, The Swiss Helvetia Fund (the “Fund”), acting pursuant to a Securities and Exchange Commission (“SEC”) exemptive order and with the approval of the Fund’s Board of Directors (the “Board”), adopted a managed distribution policy. Under that policy, which, as previously announced, has since been suspended until further notice as a result of the previously announced tender offer and distribution, the Fund paid quarterly distributions stated in terms of a fixed amount of $0.2025 per share of the Fund’s common stock, which equates to an annualized distribution rate of 6.00% based on the Fund’s net asset value of $13.50 and 6.59% based on the closing share price of $12.30 as of May 25, 2018. In accordance with the policy, the Fund distributed $0.2025 per share on a quarterly basis for the month of June.

You should not draw any conclusions about the Fund’s investment performance from the amount of the Fund’s distribution or from the terms of the Fund’s now suspended managed distribution policy. The Board may amend, terminate or suspend the managed distribution policy at any time without prior notice to Fund stockholders, which could have an adverse effect on the market price of the Fund’s shares. Moreover, it is possible that following the completion of the Fund’s previously announced tender offer and distribution, the Board may determine to terminate the policy, which could have an adverse effect on the market price of the Fund’s shares.

With each distribution, the Fund will issue a notice to stockholders and a press release which will provide detailed information regarding the amount and composition of the distribution and other related information. The amounts and sources of distributions reported in the notice to stockholders are only estimates, are likely to change over time, and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes. Please refer to “Federal Income Tax and Investment Transactions” under Note 5 of the Notes to Financial Statements (Unaudited) for information regarding the tax character of the Fund’s distributions. A copy of the Fund’s Section 19(a) notices is available on the Fund’s website at www.swzfund.com.

The Fund’s total return in relation to changes in net asset value is presented in the Financial Highlights.

THE SWISS HELVETIA FUND, INC.

Management Discussion and Analysis (as of June 30, 2018)

For the six-month period ended June 30, 2018, the performance of The Swiss Helvetia Fund, Inc. (the “Fund”), as measured by the change in value in the Fund’s net asset value (“NAV”), decreased -5.37% in US dollars (“USD”). For the same period, the Fund’s share price performance decreased -1.65% in USD, as the discount at which the Fund traded its shares decreased. This compares with a decrease of -5.73% in the Swiss Performance Index (the “Index” or “SPI”) in USD.

Economic environment during the period under review

Global economic review

The global macroeconomic environment began 2018 on a positive footing. The International Monetary Fund (the “IMF”) revised its world growth forecast for 2018 and 2019 upwards from 3.7% to 3.9% for both years. However, while the global growth forecast has remained stable, the IMF is expecting the growth momentum to be less synchronized. The US economy is expected to continue to grow with its near-term momentum strengthening. Meanwhile, growth expectations for the Euro-area, Japan and the United Kingdom were revised downwards. Globally, the threat of tariffs from the US and uncertainty about the future pace of monetary policy added to volatility. The US dollar has acted as a global safe haven and recovered from an interim low that more or less coincided with the peak in January for most equity markets.

Market environment during the period under review

After a strong start to 2018, equity markets corrected in the first quarter and recovered in the second quarter in a volatile fashion. While corporate results exceeded expectations, equity markets were negatively impacted by macroeconomic and political developments and underperformed.

In light of this background, it was a surprise that the SPI fared worse than the S&P 500 and the MSCI Europe indices, as the large weight of defensive stocks and sectors typically make the SPI more resilient when there is a stock market correction. However, Roche and Nestlé, two index heavyweights, suffered from the start of the year for stock-specific reasons. Shares of Roche fell after Merck released very positive data on Keytruda, its lead candidate drug for immune-oncology, as it now seems more likely that Merck will win the race to market. Furthermore, at year-end, concerns re-emerged that Roche’s best-selling drugs might get stiffer competition from so-called bio-similars. Nestlé also disappointed with a very weak sales growth in the final quarter of 2017 and with a lacklustre outlook for 2018. Driven by those two heavyweights, the SPI fell more than the Swiss Small & Mid Cap Index in Q1 and also underperformed during the recovery in Q2.

THE SWISS HELVETIA FUND, INC.

Source: Schroders, Bloomberg, as of June 30, 2018. Performance measured as total return in USD. Sectors mentioned should not be viewed as a recommendation to buy/sell. Portfolio composition is subject to change over time. Investors cannot invest directly in the Index.

Performance

In comparing the Fund’s NAV return of -5.37% to the Index’s return of -5.73%, in USD, there was a positive relative performance impact from some of the Fund’s larger overweight positions, such as Logitech, Tecan, Swatch, Sonova, Lindt & Sprüngli, Implenia, Burckhardt Compression,

Belimo and Richemont. Being underweight in ABB also had a positive impact on relative performance. Conversely, negative contributions to relative performance came from overweight positions such as Aryzta, DKSH and CEVA. The Fund also had negative contributions to relative performance from stocks either not held

THE SWISS HELVETIA FUND, INC.

or held at an underweight by the Fund relative to the Index, such as Zurich, Partners Group, Sika, Temenos and Vifor. Taken together, the Fund’s portfolio holdings on aggregate delivered a positive contribution to relative performance and after costs and other factors, the Fund outperformed its benchmark by +0.36%.

Portfolio changes

In total, there were 10 purchases and 15 sales of listed equities on a net basis during the first half of 2018. As of June 30, 2018, there are 42 listed companies held by the Fund and six direct private equity investments, including one participation in a private equity limited partnership.

New Investments by the Fund

ABB

CEVA Logistics

Geberit

Givaudan

Schindler (PC)

Sensirion

Zurich

Additions to Existing Investments

Aryzta

Baloise

Swiss Life

Positions Entirely Disposed of

Galenica

Helvetia

Zur Rose

Reductions in Existing Investments

Autoneum

Belimo

Burckhardt Compression

Implenia

Landis + Gyr

Lindt & Sprüngli (Reg.)

Logitech

Nestlé

Richemont

Sunrise

Tecan

VAT Group

The Fund established new positions in ABB, Geberit, Givaudan, Schindler (PC) and Zurich. In addition, the Fund participated in the initial public offerings (“IPOs”) of Sensirion and CEVA.

We bought an initial position in ABB because we believe the valuation of the company no longer warrants a zero weight following its recent share price correction. However, we remain underweight in ABB.

Geberit and Givaudan are two ‘quality’ companies, each with leading market share and best-in-class margins, where we

THE SWISS HELVETIA FUND, INC.

believe recent share price declines offered attractive entry points.

Sensirion is a leading developer and producer of environmental and gas flow sensors, and we believe their products offer superior accuracy and miniaturization features. Our view is that the company is well positioned to take advantage of mega trends such as digitization and Industry 4.0, and should be able to grow substantially in the coming years.

CEVA is a contract logistics and freight forwarding company. Given its attractive valuation, in our view, we decided to participate in the company’s IPO. Currently, the company trades at a discount of between approximately 30% and 50% to its Swiss peers.

Zurich is a well-established Swiss insurance player. Under CEO Mario Greco, we believe the company is on track to deliver on its strategy and will generate above average earnings. Therefore, we switched our position from Helvetia, another Swiss insurer, into Zurich, as we see more cost discipline in the latter.

In the case of Zur Rose, we saw competitive pressure rising with potential new entrants and the worsening regulatory environment. Therefore, we divested entirely from Zur Rose.

We bought a position in Aryzta in 2017 following an announcement that the company’s executive management would be stepping down. At that time, it was also announced that the company would review its holding in Piccard and start focusing on cash flows, which were initiatives we welcomed. Nevertheless, the company issued profit warnings in January and May 2018. We continue to believe that the company is diligently working through its problems after ousting former management. As a result, we increased our position after the recent share price correction since we believe the investment case is still valid.

We decided to sell Galenica after its strong performance due to valuation concerns.

In brief, in line with our investment philosophy as active managers, we used the heightened volatility and market downturn in February to both increase our positions in stocks that we felt corrected too strongly and reduce our positions in stocks where the investment case had worsened.

Outlook and Investment View

Factoring out external risks, our view is that the global economy has now reached the expansion phase and is no longer in the recovery phase. While for some countries, such as the US, this occurred earlier in Europe this transition happened more recently in 2017. If estimates hold true, our upgrade of global growth from 3.2% to 3.5% would make

THE SWISS HELVETIA FUND, INC.

2018 the strongest year since 2011. During an expansion phase firms typically start to experience shortages in spare capacity, leading to inflation of input prices and wages, which in turn drives demand higher. As a result of rising inflation, central banks often tighten monetary policy. Bond yields commonly tend to rise as investors demand additional compensation not only for rising inflation, but also the higher potential returns on equities, driven by stronger economic growth. We believe that corporate earnings should also develop positively in an environment of economic growth. One could even argue that earnings have the potential to exceed current expectations as operating margins are supported by generally high cost discipline.

In Switzerland, the outlook for economic growth remains positive. The Swiss State Secretariat for Economic Affairs (“SECO”) increased its growth outlook for 2018 from 2.3% to 2.4% in Q1 and left that estimate unchanged for Q2. Swiss companies generally benefit from a sound economic environment and ongoing productivity gains. In 2018, we believe a weaker Swiss franc compared with its trade weighted currency basket should provide additional support for earnings. On the risk side, topic number one is the trade war and its implication on global growth and inflation. An escalation could mean we would have to reduce our growth expectations and raise our inflation forecast. Markets would have to contend with a stronger US dollar and a more stagflationary environment. The SECO named both trade war and Italian politics as key risks in its June economic growth outlook.

Our conclusion is that investor behavior in the global equity markets has started to change. While equity markets were very momentum-driven with quick market corrections in 2017, markets in 2018 have been more volatile. As highlighted above, divergence of returns on sector and with individual stocks has been significant. As a long-term fundamental investor, we believe this offers us attractive entry points, and we have started to increase high quality cyclical names as well as selective defensive large caps that have significantly underperformed.

THE SWISS HELVETIA FUND, INC.

Schedule of Investments by Industry (Unaudited)	June 30, 2018

No. of Shares	Security	Fair Value	Percent of Net Assets
Common Stock — 96.89%

Automobiles & Components — 0.38%

5,350	Autoneum Holding AG	$1,250,013	0.38%
Supplies automotive components. The company offers solutions for noise reduction and heat management to increase vehicle comfort, supplies its products to major automotive original equipment manufacturers worldwide.
	(Cost $1,357,254)

		1,250,013	0.38%

Banks — 10.24%

70,100	Cembra Money Bank AG	5,510,152	1.66%
	Provides financial services. The company’s services include personal loans, vehicle financing, credit cards and savings and insurance services. (Cost $4,209,722)

451,317	Credit Suisse Group AG1	6,795,094	2.04%
	A global diversified financial services company with significant activity in private banking, investment banking and asset management. (Cost $5,489,158)

No. of Shares	Security	Fair Value	Percent of Net Assets

Banks — (continued)

75,700	Julius Baer Group Ltd.[1]	$4,443,120	1.34%
Provides private banking services. The company advises on wealth management, financial planning and investments; offers mortgage and other lending, foreign exchange, securities trading, custody and execution services.
	(Cost $3,314,420)

871,000	UBS Group AG1	13,442,847	4.05%
	Provides retail banking, corporate and institutional banking, wealth management, asset management and investment banking. (Cost $12,491,513)

33,749	Valiant Holding AG	3,820,321	1.15%
	Provides financial services in Switzerland. The company offers a range of products and services in the areas of retail banking, business banking, private banking and asset management. (Cost $3,430,305)

		34,011,534	10.24%

Biotechnology — 1.81%

116,450	Kuros Biosciences AG1	1,100,057	0.33%
	Develops and produces biopharmaceuticals. The company produces vaccines that immunize the patient against disease related proteins. (Cost $1,156,053)

See Notes to Financial Statements.

THE SWISS HELVETIA FUND, INC.

Schedule of Investments by Industry (Unaudited) (continued)	June 30, 2018

No. of Shares	Security	Fair Value	Percent of Net Assets
Common Stock — (continued)

Biotechnology — (continued)

5,000	Lonza Group AG1	$1,326,854	0.40%
	Produces organic fine chemicals, biocides, active ingredients, and biotechnology products. The company operates production sites in China, Europe and the United States. (Cost $325,198)

6,191	NovImmune SA1,2,3	3,591,335	1.08%
	Discovers and develops therapeutic monoclonal antibodies (mAbs) to treat patients suffering from immune-related disorders. (Cost $3,613,416)

		6,018,246	1.81%

Chemicals — 0.92%

1,350	Givaudan SA	3,061,786	0.92%
Manufactures and markets fragrances and flavors from natural and synthetic ingredients. The company sells its products to manufacturers of perfumes, beverages, prepared foods, and consumer goods. The company operates worldwide.
	(Cost $3,088,264)

		3,061,786	0.92%

No. of Shares	Security	Fair Value	Percent of Net Assets

Construction & Materials — 6.06%

2,000	Belimo Holding AG	$8,681,203	2.61%
	Market leader in damper and volume control actuators for ventilation and air-conditioning equipment. (Cost $3,449,427)

2,319	Forbo Holding AG	3,461,159	1.04%
	Produces floor coverings, adhesives and belts for conveying and power transmission. (Cost $2,774,732)

6,950	Geberit AG	2,981,021	0.90%
Manufactures and supplies water supply pipes and fittings, installation, drainage and flushing systems such as visible cisterns other sanitary systems for the commercial and residential construction markets. The company sells its products in Germany, Italy, Switzerland, Austria, the Netherlands, France, and Belgium.
	(Cost $3,115,357)

See Notes to Financial Statements.

THE SWISS HELVETIA FUND, INC.

Schedule of Investments by Industry (Unaudited) (continued)	June 30, 2018

No. of Shares	Security	Fair Value	Percent of Net Assets
Common Stock — (continued)

Construction & Materials — (continued)

66,032	Implenia AG	$5,027,463	1.51%
Provides construction, civil and underground engineering services. The company’s projects include residential and industrial buildings, tunnels, bridges and roads. The company also provides real estate and facilities management and marketing services.
	(Cost $3,596,925)

		20,150,846	6.06%

Electric Utilities — 0.45%

23,170	BKW AG	1,493,408	0.45%
Provides energy supply services. The company focuses on the production, transportation, trading and sale of energy. In addition to energy supply, the company also develops, implements and operates energy solutions for its clients.
	(Cost $1,379,006)

		1,493,408	0.45%

Financial Services — 2.65%

219,254	GAM Holding AG1	3,025,107	0.91%
	An independent, well-diversified asset management business, with a focus on the manufacturing and distribution of investment products and services. (Cost $3,082,403)

No. of Shares	Security	Fair Value	Percent of Net Assets

Financial Services — (continued)

18,400	VZ Holding AG	$5,781,560	1.74%
Provides independent financial advice to private individuals and companies. The company consults on investment, tax and inheritance planning and provides advice regarding insurance products and coverage.
	(Cost $3,583,348)

		8,806,667	2.65%

Food & Beverage — 17.05%

203,074	Aryzta AG1	3,046,263	0.92%
Produces and retails specialty bakery products. The Company produces French breads, pastries, continental breads, confections, artisan breads, homestyle lunches, viennoiserie, patisserie, cookies, pizza, appetizers, and sweet baked goods.
	(Cost $6,421,694)

130	Chocoladefabriken Lindt & Spruengli AG	9,871,595	2.97%
	Major manufacturer of premium Swiss chocolates. (Cost $452,051)

564,500	Nestlé SA	43,718,264	13.16%
	One of the world’s largest food and beverage processing companies. (Cost $11,757,191)

		56,636,122	17.05%

See Notes to Financial Statements.

THE SWISS HELVETIA FUND, INC.

Schedule of Investments by Industry (Unaudited) (continued)	June 30, 2018

No. of Shares	Security	Fair Value	Percent of Net Assets
Common Stock — (continued)

Industrial Engineering — 0.51%

7,900	Schindler Holding AG	$1,699,421	0.51%
Manufactures and installs elevators, escalators, and moving walkways internationally. The company’s products are used in airports, subway stations, railroad terminals, shopping centers, cruise ships, hotels, and office buildings. The company also offers maintenance services.
	(Cost $1,672,029)

		1,699,421	0.51%

Industrial Goods & Services — 8.10%

252,000	ABB Ltd.	5,509,764	1.66%
	Provides power and auomation technologies. The company operates under segments that include power products, power systems, automation products, process automation, and robotics. (Cost $6,267,153)

32,200	Adecco Group AG	1,905,506	0.57%
	Provides personnel and temporary help, and offers permanent placement services internationally for professionals and specialists in a range of occupations. (Cost $1,728,839)

No. of Shares	Security	Fair Value	Percent of Net Assets

Industrial Goods & Services — (continued)

13,000	Burckhardt Compression Holding AG	$4,616,345	1.39%
	Produces compressors for oil refining and the chemical and petrochemical industries, industrial gases and gas transport and storage. (Cost $3,190,319)

54,006	DKSH Holding AG	3,799,103	1.14%
	An international marketing and services group. The company offers a comprehensive package of services that includes organizing and running the entire value chain for any product. (Cost $3,470,894)

45,000	Feintool International Holding AG1	4,812,931	1.45%
Manufactures integrated systems for fineblanking and forming technologies. The company produces presses and special tooling capable of manufacturing precision parts, automation systems, riveting machines and extruded plastic and metal components.
	(Cost $4,049,292)

See Notes to Financial Statements.

THE SWISS HELVETIA FUND, INC.

Schedule of Investments by Industry (Unaudited) (continued)	June 30, 2018

No. of Shares	Security	Fair Value	Percent of Net Assets
Common Stock — (continued)

Industrial Goods & Services — (continued)

25,201	Landis+Gyr Group AG1	$1,749,946	0.53%
The company, through its subsidiaries, manufactures energy management solutions, offers single and polyphase, commercial, and industrial meters. The company serves its customers worldwide.
	(Cost $2,049,970)

30,252	Sensirion Holding AG1	1,523,340	0.46%
The company, through its subsidiaries, manufactures gas and liquid flow sensors for the measurement of humidity and temperature, volatile organic compounds and carbon dioxide. The company serves automotive, industrial, medical, and consumer goods sectors worldwide.
	(Cost $1,252,016)

28,500	SFS Group AG1	3,008,006	0.90%
Provides automotive products, building and electronic components, flat roofing and solar fastening systems. The company operates production facilities in Asia, Europe and North America.
	(Cost $1,849,976)

		26,924,941	8.10%

No. of Shares	Security	Fair Value	Percent of Net Assets

Industrial Transportation — 1.38%

196,818	Ceva Logistics AG1	$4,578,776	1.38%
Provides logistics services. The Company offers freight forwarding, cargo transportation, contract logistics, warehousing, ground transport fleet, and distribution management services. The company serves automotive, consumer and retail, energy, health care, industrial and aerospace, and technology sectors worldwide.
	(Cost $5,406,278)

		4,578,776	1.38%

Insurance — 6.21%

43,800	Baloise Holding AG	6,365,215	1.91%
Offers group and individual life, health, accident, liability property, and transportation insurance to customers in Europe. The Company also offers private banking and asset management services.
	(Cost $6,617,591)

27,700	Swiss Life Holding AG1	9,624,352	2.90%
	Provides life insurance and institutional investment management. (Cost $6,803,358)

See Notes to Financial Statements.

THE SWISS HELVETIA FUND, INC.

Schedule of Investments by Industry (Unaudited) (continued)	June 30, 2018

No. of Shares	Security	Fair Value	Percent of Net Assets
Common Stock — (continued)

Insurance — (continued)

15,700	Zurich Insurance Group AG1	$4,650,153	1.40%
Provides insurance-based financial services. The company offers general and life insurance products and services for individuals, small businesses, commercial enterprises, mid- sized and large corporations, and multinational companies.
	(Cost $5,100,232)

		20,639,720	6.21%

Machinery — 0.46%

11,500	VAT Group AG1	1,535,727	0.46%
	Developer, manufacturer and supplier of vacuum valves, multi-valve modules and edge- welded bellows for use in semiconductor, display and solar panel manufacturing. The company provides its products around the world. (Cost $535,160)

		1,535,727	0.46%

Medical Equipment — 6.04%

59,600	Sonova Holding AG	10,675,120	3.21%
	Designs and produces wireless analog and digital in-the-ear and behind-the-ear hearing aids and miniaturized voice communications systems. (Cost $9,197,509)

No. of Shares	Security	Fair Value	Percent of Net Assets

Medical Equipment — (continued)

3,731	Spineart SA1,2,3	$1,356,491	0.41%
Designs and markets an innovative full range of spine products, including fusion and motion preservation devices, focusing on easy to implant high-end products to simplify the surgical act.
	(Cost $2,623,328)

33,150	Tecan Group AG	8,045,873	2.42%
	Manufactures and distributes laboratory automation components and systems. The products are mainly used by research and diagnostic laboratories. (Cost $3,028,664)

		20,077,484	6.04%

Personal & Household Goods — 6.22%

124,100	Cie Financiere Richemont SA	10,513,411	3.16%
	Manufactures and retails luxury goods. Produces jewelry, watches, leather goods, writing instruments and men’s and women’s wear. (Cost $7,887,101)

See Notes to Financial Statements.

THE SWISS HELVETIA FUND, INC.

Schedule of Investments by Industry (Unaudited) (continued)	June 30, 2018

No. of Shares	Security	Fair Value	Percent of Net Assets
Common Stock — (continued)

Personal & Household Goods — (continued)

117,500	Swatch Group AG – Registered Shares	$10,158,996	3.06%
	Manufactures finished watches, movements and components. Produces components necessary to its various watch brand companies. The company also operates retail boutiques. (Cost $10,114,585)

		20,672,407	6.22%

Pharmaceuticals — 23.83%

580,000	Novartis AG	43,972,405	13.23%
	One of the leading manufacturers of branded and generic pharmaceutical products. (Cost $13,932,329)

158,500	Roche Holding AG	35,205,374	10.60%
Develops and manufactures pharmaceutical and diagnostic products. Produces prescription drugs to treat cardiovascular, infectious and autoimmune diseases and for other areas including dermatology and oncology.
	(Cost $10,459,225)

		79,177,779	23.83%

No. of Shares	Security	Fair Value	Percent of Net Assets

Technology — 3.42%

170,000	Airopack Technology Group AG1	$1,551,136	0.47%
Develops and patents packaging solutions. The company has developed a technology for filling liquids, powders, gases and products of average-to-high viscosity (such as gels, creams or foam) into recyclable plastic packaging.
	(Cost $1,796,441)

223,200	Logitech International SA	9,816,349	2.95%
Engages in the development and marketing of hardware and software products that enable or enhance digital navigation, music and video entertainment, gaming, social networking and audio and video communication.
	(Cost $2,897,886)

		11,367,485	3.42%

Telecommunications — 1.16%

47,300	Sunrise Communications Group AG1	3,848,975	1.16%
Provides a broad range of telecommunications services and equipment. The company offers mobile and wired phone services, broadband internet, cable television services, mobile phones, tablet computers and related equipment.
	(Cost $3,049,484)

		3,848,975	1.16%

	Total Common Stock (Cost $193,067,096)	321,951,337	96.89%

See Notes to Financial Statements.

THE SWISS HELVETIA FUND, INC.

Schedule of Investments by Industry (Unaudited) (continued)	June 30, 2018

No. of Shares	Security	Fair Value	Percent of Net Assets
Preferred Stock — 0.08%

Biotechnology — 0.01%

8,400	Ixodes AG, Series B1,2,3,4	$48,305	0.01%
	Develops and produces a topical product for the treatment of borreliosis infection and the prevention of Lyme disease from a tick bite. (Cost $2,252,142)

		48,305	0.01%

Industrial Goods & Services — 0.06%

500,863	SelFrag AG Class A1,2,3	186,635	0.06%
	Designs, manufactures and sells industrial machines and processes using selective fragmentation technology. (Cost $1,932,198)

		186,635	0.06%

Medical Equipment — 0.01%

83,611	EyeSense AG, Series A Preferred[1,2,3]	42,944	0.01%
	A spin-out from Ciba Vision AG. Develops novel ophthalmic self- diagnostic systems for glucose monitoring of diabetes patients. (Cost $3,007,048)

		42,944	0.01%

	Total Preferred Stock (Cost $7,191,388)	277,884	0.08%

No. of Shares	Security	Fair Value	Percent of Net Assets
Limited Partnership — 0.30%

Biotechnology — 0.30%

	Aravis Biotech II, Limited Partnership[1,2,3,4] (Cost $1,810,184)	$977,002	0.30%

	Total Investments* (Cost $202,068,668)	323,206,223	97.27%

	Other Assets Less Liabilities	9,066,510	2.73%

	Net Assets	$332,272,733	100.00%

See Notes to Financial Statements.

THE SWISS HELVETIA FUND, INC.

Schedule of Investments by Industry (Unaudited) (continued)	June 30, 2018

[1]	Non-income producing security.
[2]	Value determined using significant unobservable inputs.
[3]

Illiquid. There is not a public market for these securities in the United States or in any foreign jurisdiction, including Switzerland. Securities are priced at Fair Value in accordance with the Fund’s valuation policy and procedures. At the end of the period, the aggregate Fair Value of these securities amounted to $6,202,712 or 1.87% of the Fund’s net assets. Additional information on these securities is as follows:

Security	Acquisition Date	Cost
Aravis Biotech II, Limited Partnership	July 31, 2007 – May 29, 2018	$1,810,184
EyeSense AG – Preferred Shares A	July 22, 2010 – October 3, 2011	3,007,048
Ixodes AG – Preferred Shares B	April 7, 2011 – June 1, 2012	2,252,142
NovImmune SA – Common Shares	October 7, 2009 – December 11, 2009	3,613,416
SelFrag AG – Class A – Preferred Shares	December 15, 2011 – January 28, 2014	1,932,198
Spineart SA – Common Shares	December 22, 2010	2,623,328

		$15,238,316

[4]

Affiliated Company. An affiliated company is a company in which the Fund has ownership of at least 5% of the company’s outstanding voting securities or an equivalent interest in the company. Details related to affiliated company holdings are as follows:

Name of Issuer	Fair Value as of 12/31/17	Gross Additions	Gross Reductions	Realized Gain/(Loss)	Change in Unrealized Gain/(Loss)	Interest Income	Fair Value as of 06/30/18
Aravis Biotech II, Limited Partnership	$1,591,513	$81,344	$(1,081,211)	$61,007	$324,349	$—	$977,002
Ixodes AG – Preferred Shares B	68,268	—	—	—	(19,963)	—	48,305

	$1,659,781	$81,344	$(1,081,211)	$61,007	$304,386	$—	$1,025,307

*	Cost for Federal income tax purposes is $202,173,912 and net unrealized appreciation (depreciation) consists of:

Gross Unrealized Appreciation	$136,668,159
Gross Unrealized Depreciation	(15,635,848)

Net Unrealized Appreciation (Depreciation)	$121,032,311

See Notes to Financial Statements.

THE SWISS HELVETIA FUND, INC.

Schedule of Investments by Industry (Unaudited) (concluded)	June 30, 2018

PORTFOLIO HOLDINGS
% of Net Assets as of June 30, 2018
Pharmaceuticals	23.83%
Food & Beverage	17.05%
Banks	10.24%
Industrial Goods & Services	8.16%
Personal & Household Goods	6.22%
Insurance	6.21%
Construction & Materials	6.06%
Medical Equipment	6.05%
Technology	3.42%
Financial Services	2.65%
Biotechnology	2.12%
Industrial Transportation	1.38%
Telecommunications	1.16%
Chemicals	0.92%
Industrial Engineering	0.51%
Machinery	0.46%
Electric Utilities	0.45%
Automobiles & Components	0.38%
Other Assets Less Liabilities	2.73%

100.00%

TOP 10 PORTFOLIO HOLDINGS
% of Net Assets as of June 30, 2018
Novartis AG	13.23%
Nestlé SA	13.16%
Roche Holding AG	10.60%
UBS Group AG	4.05%
Sonova Holding AG	3.21%
Cie Financiere Richemont SA	3.16%
Swatch Group AG – Registered Shares	3.06%
Chocoladefabriken Lindt & Spruengli AG	2.97%
Logitech International SA	2.95%
Swiss Life Holding AG	2.90%

See Notes to Financial Statements.

THE SWISS HELVETIA FUND, INC.

Statement of Assets and Liabilities (Unaudited)	June 30, 2018

Assets:
Investments in unaffiliated issuers, at value (cost $198,006,342)	$322,180,916
Investments in affiliated issuers, at value (cost $4,062,326)	1,025,307

Total Investments, at value (cost $202,068,668)	323,206,223

Cash	91,224
Foreign currency (cost $5,728,173)	5,770,705
Receivable for securities sold	500,000
Tax reclaims receivable	3,766,592
Prepaid expenses	76,659

Total assets	333,411,403

Liabilities:
Payable for securities purchased	500,650
Professional fees payable	209,554
Advisory fees payable	186,420
Directors’ fees payable	124,331
Other fees and expenses payable	117,715

Total liabilities	1,138,670

Net assets	$332,272,733

Composition of Net Assets:
Paid-in capital	202,635,483
Distributions in excess of net investment income	(857,617)
Accumulated net realized gain from investments and foreign currency transactions	9,366,695
Net unrealized appreciation on investments, foreign currency, and foreign currency translations	121,128,172

Net assets	$332,272,733

Net Asset Value Per Share:
($332,272,733 ÷ 25,313,872 shares outstanding, $0.001 par value: 50 million shares authorized) .	$13.13

See Notes to Financial Statements.

THE SWISS HELVETIA FUND, INC.

Statement of Operations (Unaudited)	For the Six Months Ended June 30, 2018

Investment Income:
Dividends (less of foreign tax withheld of $2,322,646)	$6,344,186

Total income	6,344,186

Expenses:
Investment advisory fees (Note 2)	1,159,163
Administration fees (Note 3)	57,295
Directors’ fees and expenses	195,662
Legal fees (Note 3)	457,991
Audit fees (Note 3)	28,674
Printing and shareholder reports	67,226
Insurance fees	56,714
Delaware franchise tax fees	45,000
Custody fees (Note 3)	23,026
Transfer agency fees (Note 3)	15,394
Miscellaneous expenses	51,081

Total expenses	2,157,226

Net investment Income	4,186,960

Realized and Unrealized Gains (Loss) on Investments and Foreign Currency:
Net realized gain (loss) from:
Investments in unaffiliated issuers	9,572,916
Investments in affiliated issuers	61,007
Foreign currency transactions	(167,991)

Total net realized gain (loss) from unaffiliated and affiliated issuers and foreign currency transactions	9,465,932

Net change in unrealized appreciation (depreciation) from:
Investments in unaffiliated issuers	(33,323,443)
Investments in affiliated issuers	304,386
Foreign currency and foreign currency translations	(67,187)

Total net change in unrealized appreciation (depreciation) from unaffiliated and affiliated issuers, foreign currency and foreign currency translations	(33,086,244)

Net Realized and Unrealized Loss on Investments and Foreign Currency	(23,620,312)

Net Decrease in Net Assets from Operations	$(19,433,352)

See Notes to Financial Statements.

THE SWISS HELVETIA FUND, INC.

Statement of Changes in Net Assets

For the Six Months Ended June 30, 2018[1]	For the Year Ended December 31, 2017

Increase (Decrease) in Net Assets:
Operations:
Net investment income	$4,186,960	$3,420,450
Total net realized gain (loss) from unaffiliated and affiliated issuers and foreign currency transactions	9,465,932	13,005,528
Total net change in unrealized appreciation (depreciation) from unaffiliated and affiliated issuers, foreign currency and foreign currency translations	(33,086,244)	51,978,234

Net increase (decrease) in net assets from operations	(19,433,352)	68,404,212

Distributions to Stockholders from:
Net investment income and net realized gain from foreign currency transactions	(5,126,059)	(3,290,803)
Net realized capital gain	—	—

Total distributions to stockholders	(5,126,059)	(3,290,803)

Capital Share Transactions:
Value of shares issued in reinvestment of dividends and distributions	—	—
Value of shares repurchased through stock repurchase program (Note 6)	—	—
Value of shares repurchased through tender offer (Note 7)	—	(36,142,591)

Total decrease from capital share transactions	—	(36,142,591)

Total increase (decrease) in net assets	(24,559,411)	28,970,818

Net Assets:
Beginning of period	356,832,144	327,861,326

End of period (including distributions in excess of net investment income of $(857,617) and accumulated net investment income of $81,482, respectively)	$332,272,733	$356,832,144

[1]	Unaudited.

See Notes to Financial Statements.

THE SWISS HELVETIA FUND, INC.

Financial Highlights

	For the Six Months Ended June 30, 2018[1]	For the Years Ended December 31,
		2017	2016	2015	2014	2013
Per Share Operating Performance:
Net asset value at the beginning of the period	$14.10	$11.66	$12.30	$12.78	$15.46	$12.99

Income from Investment Operations:
Net investment income[2]	0.17	0.13	0.15	0.11	0.08	0.08
Net realized and unrealized gain (loss) on investments[3]	(0.94)	2.41	(0.45)	0.12	(0.40)	3.45

Total from investment activities	(0.77)	2.54	(0.30)	0.23	(0.32)	3.53

Gain from capital share repurchases	—	—	0.02	—	—	0.03
Gain from tender offer	—	0.03	—	—	0.05	—
Capital change resulting from the issuance of fund shares	—	—	(0.03)	—	(0.03)	—

Less Distributions:
Dividends from investment income and net realized gains from foreign currency transactions	(0.20)	(0.13)	(0.12)	(0.03)	(0.04)	(0.07)
Distributions from net realized capital gains	—	—	(0.21)	(0.68)	(2.34)	(1.02)

Total distributions	(0.20)	(0.13)	(0.33)	(0.71)	(2.38)	(1.09)

Net asset value at end of period	$13.13	$14.10	$11.66	$12.30 [4]	$12.78 [5]	$15.46 [6]

Market value per share at the end of period	$12.35	$12.76	$10.21	$10.56	$11.14	$13.95

Total Investment Return:[7,8]
Based on market value per share	(1.65)%	26.26%	(0.24)%	1.41%	(3.66)%	33.10%
Based on net asset value per share	(5.37)%	22.17%	(2.19)%	2.96%[4]	(0.27)%[5]	28.18%[6]
Ratios to Average Net Assets:[9]
Net expenses	1.25%	1.40%	1.19%	1.15%	1.41%	1.30%
Gross expenses	1.25%	1.40%	1.19%	1.15%	1.41%	1.30%
Net investment income	2.42%	0.98%	1.26%	0.81%	0.52%	0.57%
Supplemental Data:
Net assets at end of period (000’s)	$332,273	$356,832	$327,861	$344,132	$340,457	$471,888
Average net assets during the period (000’s)	$349,306	$350,487	$331,874	$368,969	$426,661	$456,196
Portfolio turnover rate	10%	9%	19%	23%	48%	45%

[1]	Unaudited.
[2]	Calculated using the average shares method.
[3]	Includes net realized and unrealized currency gain and losses.
[4]

The net assets value per share (“NAV”) for financial reporting purposes, $12.30, differs from the NAV reported on December 31, 2015, $12.33 due to adjustments made in accordance with accounting principles generally accepted in the United States of America.

[5]

The NAV for financial reporting purposes, $12.78, differs from the NAV reported on December 31, 2014, $12.82 due to adjustments made in accordance with accounting principles generally accepted in the United States of America.

See Notes to Financial Statements.

THE SWISS HELVETIA FUND, INC.

Financial Highlights (concluded)

[6]

The NAV for financial reporting purposes, $15.46, differs from the NAV reported on December 31, 2013, $15.39 due to adjustments made in accordance with accounting principles generally accepted in the United States of America.

[7]	Total investment return based on market value differs from total investment return based on net assets value due to changes in relationship between Fund’s market price and its NAV per share.
[8]	Not annualized for periods less than one year.
[9]	Annualized for periods less than one year.

See Notes to Financial Statements.

THE SWISS HELVETIA FUND, INC.

Notes to Financial Statements (Unaudited)

Note 1—Organization and Significant Accounting Policies

A. Organization

The Swiss Helvetia Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a non-diversified, closed-end management investment company. The Fund is organized as a corporation under the laws of the State of Delaware.

The investment objective of the Fund is to seek long-term growth of capital through investment in equity and equity-linked securities of Swiss companies. The Fund may also acquire and hold equity and equity-linked securities of non-Swiss companies in limited instances.

B. Securities Valuation

The Fund values its investments at fair value in accordance with accounting principles generally accepted in the United States (“GAAP”).

When valuing listed equity securities, the Fund uses the last sale price on the securities exchange or national securities market on which such securities primarily are traded (the “Primary Market”) prior to the calculation of the Fund’s net asset value (“NAV”). When valuing equity securities that are not listed (except privately-held companies and private equity limited partnerships) or that are listed but have not traded on a day on which the Fund calculates its NAV, the Fund uses the mean between the bid and asked prices for that day. If there are no asked quotations for such a security, the value of such security will be the most recent bid quotation on the Primary Market on that day. On any day when a security’s Primary Market is closed because of a local holiday or other scheduled closure, but the New York Stock Exchange is open, the Fund may use the prior day’s closing prices to value such security regardless of the length of the scheduled closing.

When valuing fixed-income securities, if any, the Fund uses the last bid price prior to the calculation of the Fund’s NAV. If there is no current bid price for a fixed-income security, the value of such security will be the mean between the last quoted bid and asked prices on that day. Overnight and certain other short-term fixed-income securities with maturities of less than 60 days will be valued by the amortized cost method, unless it is determined that the amortized cost method would not represent the fair value of such security.

It is the responsibility of the Fund’s Board of Directors (the “Board”) to establish procedures to provide for the valuation of the Fund’s portfolio holdings. When valuing securities for which market quotations are not readily available, or for which the market quotations that are available are considered unreliable, the Fund determines a fair value in good faith in accordance with these procedures (a “Fair Value”). The Fund may use these procedures to establish the Fair Value of securities when, for example, a significant event occurs between the time the market closes and the time the Fund values its investments. After consideration of various factors, the Fund may value the securities at their last reported price or at some other value.

Swiss exchange-listed options, if any, including Eurex-listed options, are valued at their most recent sale price (latest bid for long options and the latest ask for short options) on the Primary Market, or if there are no such sales, at the average of the most recent bid and asked quotations on such Primary Market, or if such quotations are not available, at the last bid quotation (in the case of purchased options) or the last asked quotation (in the case of written options). If, however, there

THE SWISS HELVETIA FUND, INC.

Notes to Financial Statements (Unaudited) (continued)

are no such quotations, such options will be valued using the implied volatilities observed for similar options or from aggregated data as an input to a model. Options traded in the over-the-counter market, if any, are valued at the price communicated by the counterparty to the option, which typically is the price at which the counterparty would close out the transaction. Option contracts, if any, that are neither exchange-listed nor traded in the over-the-counter market, and where no broker can provide a quote or approved pricing vendor a price, may be valued using the implied volatilities observed for similar instruments or from aggregated market data received from services (e.g., Bloomberg) as an input to a widely accepted model.

The Fund is permitted to invest in investments that do not have readily available market quotations. For such investments, the Act requires the Board to determine their Fair Value. The aggregate value of these investments amounted to $6,202,712, or 1.87% of the Fund’s net assets at June 30, 2018, and are listed in Note 3 to the Schedule of Investments.

Various inputs are used to determine the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted	quoted prices in active markets for identical assets and liabilities
Level 2—other	significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3—significant	unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s investments as of June 30, 2018:

	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Investments Valued at NAV**	Total
Investments in Securities*
Common Stock	$317,003,511	$—	$4,947,826	$—	$321,951,337
Preferred Stock	—	—	277,884	—	277,884
Limited Partnership	—	—	—	977,002	977,002

Total Investments in Securities	$317,003,511	$—	$5,225,710	$977,002	$323,206,223

*	Please see the Schedule of Investments for industry classifications.

**

As of June 30, 2018 certain of the Fund’s investments were valued using net asset value (“NAV”) per share (or its equivalent) as a practical expedient for fair value and have been excluded from the fair value hierarchy in accordance with ASU 2015-07. The fair value amount presented in this table is intended to permit reconciliation of the amounts presented in the fair value hierarchy to the amounts presented in the statement of assets and liabilities.

The Fund values its investment in a private equity limited partnership in accordance with Accounting Standards Codification 820-10-35, “Investments in Certain Entities that Calculate Net Asset Value Per Share (Or its Equivalent)” (“ASC 820-10-35”). ASC 820-10-35 permits a reporting entity to measure the fair value of an investment that does not have a readily determinable fair value, based on the NAV of the investment as a practical expedient, without further adjustment,

THE SWISS HELVETIA FUND, INC.

Notes to Financial Statements (Unaudited) (continued)

unless it is probable that the investment will be sold at a value significantly different than the NAV. If the NAV of the investment is not as of the Fund’s measurement date, then the NAV should be adjusted to reflect any significant events that may change the valuation. Inputs and valuation techniques for these adjustments may include fair valuations of the partnership and its portfolio holdings provided by the partnership’s general partner or manager, other available information about the partnership’s portfolio holdings, values obtained on redemption from other limited partners, discussions with the partnership’s general partner or manager and/or other limited partners and comparisons of previously-obtained estimates to the partnership’s audited financial statements. In using the unadjusted NAV as a practical expedient, certain attributes of the investment that may impact its fair value are not considered. Attributes of those investments include the investment strategies of the privately held companies and may also include, but are not limited to, restrictions on the investor’s ability to redeem its investments at the measurement date and any unfunded commitments.

Level 3 securities, which are listed in Note 3 to the Schedule of Investments, consist of the Fund’s investments in privately-held companies.

Inputs and valuation techniques used by the Fund to value its Level 3 investments in privately-held companies may include the following: acquisition cost; fundamental analytical data; discounted cash flow analysis; nature and duration of restrictions on disposition of the investment; public trading of similar securities of similar issuers; economic outlook and condition of the industry in which the issuer participates; financial condition of the issuer; and the issuer’s prospects, including any recent or potential management or capital structure changes. Although these valuation inputs may be observable in the marketplace as is characteristic of Level 2 investments, the privately-held companies, categorized as Level 3 investments, generally are highly illiquid in terms of resale.

When valuing Level 3 investments, management also may consider potential events that could have a material impact on the operations of a privately-held company. Not all of these factors may be considered or available, and other relevant factors may be considered on an investment-by-investment basis. The table below summarizes the techniques and unobservable inputs for the valuation of Level 3 investments.

THE SWISS HELVETIA FUND, INC.

Notes to Financial Statements (Unaudited) (continued)

Quantitative Information about certain Level 3 Fair Value Measurements
	Fair Value at June 30, 2018	Valuation Technique	Unobservable inputs	Range[1]
Biotechnology
NovImmune SA—Common Shares	$3,591,335	Discounted cash flow	Discount rate	15%
			Probability of success rate	95%
Ixodes AG—Preferred Shares	48,305	Discounted cash flow	Discount rate	19%
			Probability of success rate on
			research and development	10%
Industrial Goods & Services
SelFrag AG—Preferred Shares	$ 186,635	Market approach	Recent round of financing	N/A
Medical Equipment
EyeSense AG—Preferred Shares	42,944	Market approach	Recent round of financing	N/A
Spineart SA—Common Shares	1,356,491	Market approach	Recent round of financing	N/A
Total	$5,225,710

[1]

Significant changes in any of these ranges would result in a significantly higher or lower fair value measurement. Generally, a change in the probability of success rate on research and development is accompanied by a directionally similar change in fair value. Conversely, a change in the discount rate is accompanied by a directionally opposite change in fair value.

The Fund’s policy is to disclose transfers between Levels based on their market prices as of the beginning of the period.

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value.

	Common Stock	Preferred Stock	Total
Balance as of December 31, 2017	$4,941,039	$328,792	$5,269,831
Change in Unrealized Appreciation/Depreciation (a)	6,787	(50,908)	(44,121)
Net Realized Gain (Loss)	—	—	—
Gross Purchases	—	—	—
Gross Sales	—	—	—
Transfer out of Level 3	—	—	—

Balance as of June 30, 2018	$4,947,826	$277,884	$5,225,710

(a)	The noted amounts of change in unrealized appreciation/depreciation relate to the fair value of Level 3 assets held on June 30, 2018.

C. Securities Transactions and Investment Income

Securities transactions are recorded on the trade date. Realized gains and losses are determined by comparing the proceeds of a sale or the cost of a purchase to a specific offsetting transaction.

Dividend income, net of any foreign taxes withheld, is recorded on the ex-dividend date. Interest income, including amortization of premium and accretion of discount, is accrued daily. Estimated expenses are also accrued daily.

THE SWISS HELVETIA FUND, INC.

Notes to Financial Statements (Unaudited) (continued)

The Fund records Swiss withholding tax as a reduction of dividend income, net of any amount reclaimable from Swiss tax authorities in accordance with the tax treaty between the United States and Switzerland.

Distributions received from securities that represent a return of capital or capital gains are recorded as a reduction of cost of investment and/or as a realized gain.

As of June 30, 2018, the Fund’s assets include a tax reclaims receivable totaling $3,766,592, which is attributable to tax amounts reclaimable from the Swiss Federal Tax Administration for calendar years 2015, 2016 and 2017 in accordance with the tax treaty between the United States and Switzerland. Although the Fund expects to receive these amounts in accordance with the tax treaty between the United States and Switzerland, it does not intend to accrue for tax amounts reclaimable for calendar year 2018 until it has received a portion of the amounts attributable to prior years.

D. Distributions

The Fund pays dividends at least annually to the extent it has any federally taxable net investment income and makes distributions of any net realized capital gains to the extent that they exceed any capital loss carryforwards. The Fund determines the size and nature of these distributions in accordance with provisions of the Internal Revenue Code of 1986, as amended (the “Code”). The Fund records dividends and distributions on the ex-dividend date.

E. Federal Income Taxes

The Fund’s policy is to continue to comply with the requirements of the Code that are applicable to regulated investment companies and to distribute all its taxable income to its stockholders. Therefore, no federal income tax provision is required.

Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. See Note 5 for federal income tax treatment of foreign currency gains/losses.

Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund files federal tax returns which remain open for examination generally for the current year and the three prior years. In addition, the Fund holds investments in Switzerland and other foreign tax jurisdictions. Withholding taxes on foreign interest and dividends have been provided for in accordance with each applicable country’s tax rules and rates.

F. Foreign Currency Translation

The Fund maintains its accounting records in U.S. dollars. The Fund’s assets are invested primarily in Swiss equities. In addition, the Fund can make its temporary investments in Swiss franc-denominated bank deposits, short-term debt securities and money market instruments. Substantially all income received by the Fund is in Swiss francs. The Fund’s NAV, however, is reported, and distributions from the Fund are made, in U.S. dollars, resulting in gain or loss from currency conversions in the ordinary course of business. Historically, the Fund has not entered into transactions designed to reduce currency risk and does not intend to do so in the future. The cost basis of foreign denominated assets and liabilities is determined on the date that they are first

THE SWISS HELVETIA FUND, INC.

Notes to Financial Statements (Unaudited) (continued)

recorded within the Fund and translated to U.S. dollars. These assets and liabilities are subsequently valued each day at prevailing exchange rates. The difference between the original cost and current value denominated in U.S. dollars is recorded as unrealized foreign currency gain/loss. In valuing securities transactions, the receipt of income and the payment of expenses, the Fund uses the prevailing exchange rate on the transaction date.

Net realized and unrealized gains and losses on foreign currency shown in the Fund’s financial statements result from the sale of foreign currencies, from currency gains or losses realized between the trade and settlement dates of securities transactions, and from the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid.

When calculating realized and unrealized gains or losses on investments, the Fund does not separate the gain or loss attributable to changes in the foreign currency price of the security from the gain or loss attributable to the change in the U.S. dollar value of the foreign currency. Other foreign currency translations resulting in realized and unrealized gain or loss are disclosed separately.

G. Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

H. Concentration of Market Risk

The Fund primarily invests in securities of Swiss issuers. Such investments may carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include future political and economic developments, unfavorable movements in the Swiss franc relative to the U.S. dollar, and the possible imposition of exchange controls and changes in governmental law and restrictions. In addition, concentrations of investments in securities of issuers located in a specific region expose the Fund to the economic and government policies of that region and may increase risk compared to a fund whose investments are more diversified.

Note 2—Fees and Transactions with Affiliates

Schroder Investment Management North America Inc. (“SIMNA”) and its affiliate, Schroder Investment Management North America Limited (“SIMNA Ltd” and together with SIMNA, “Schroders”), serve as the Fund’s investment adviser and investment sub-adviser, respectively. The Fund pays SIMNA an annual advisory fee of 0.70% of the Fund’s average month-end net assets up to $250 million, 0.60% of such assets in excess of $250 million and up to $350 million, 0.55% of such assets in excess of $350 million and up to $450 million, 0.50% of such assets in excess of $450 million and up to $550 million, and 0.45% of such assets in excess of $550 million. As compensation for its investment sub-advisory services, SIMNA Ltd receives 58.5% of the advisory fee paid by the Fund to SIMNA.

THE SWISS HELVETIA FUND, INC.

Notes to Financial Statements (Unaudited) (continued)

The Fund pays each Director who is not an “interested person” (as such term is defined in the Act) of the Fund or Schroders (“Non-Interested Directors”), $42,000 annually in compensation, except for the Chairman of the Board to whom the Fund pays an annual fee of $56,000 and for the Chairs of the Audit, the Pricing and the Governance/Nominating Committees to each of whom the Fund pays an annual fee of $48,000. In addition, the Fund pays each Non-Interested Director $2,000 for each Board meeting attended in person, and $750 for each Board meeting attended by telephone. Each Director who is a member of a Committee will be paid a fee of $750 for each Committee meeting attended, whether in person or by telephone. The Board or a Committee may establish ad hoc committees or subcommittees. Any Committee or sub-committee member may be compensated by the Fund for incremental work outside of the regular meeting process based on the value determined to be added to the Fund. In July 2018, the Board approved a change to its By-Laws and Board committee charters to provide that each Director who is not an “interested person” of Schroders or its affiliates will be entitled to receive the above fees.

Note 3—Other Service Providers

American Stock Transfer & Trust Company is the Fund’s transfer agent. Effective October 1, 2015, JPMorgan Chase Bank, N.A. serves as the Fund’s custodian and also provides certain administration and portfolio accounting services to the Fund. The Fund pays these service providers’ fees, which are accrued daily and paid monthly. Prior to October 1, 2015, Citi Fund Services Ohio, Inc. provided custodian, administration and portfolio accounting services to the Fund.

In addition to its other service provider fees, the Fund incurs certain professional fees, including fees of its outside legal counsel and legal counsel to the Fund’s Non-Interested Directors as well as fees of its independent registered public accounting firm. Those fees vary depending on the nature of the Fund’s activities each year. Due to work associated with the litigation described in Note 9, and the proxy contest during the period, the Fund incurred additional fees which are not expected to be recurring expenses.

Note 4—Capital Share Transactions

The Fund is authorized to issue up to 50 million shares of capital stock. Transactions in capital shares were as follows:

	For the Six Months Ended June 30, 2018		For the Year Ended December 31, 2017
	Shares	Amount	Shares	Amount

Dividends Reinvested	—	$—	—	$—

Repurchased through Stock Repurchase Program (Note 6)	—	—	—	—

Repurchased from Tender Offer (Note 7)	—	—	(2,812,653)	(36,142,591)

Net Increase/(Decrease)	—	$—	(2,812,653)	$(36,142,591)

Note 5—Federal Income Tax and Investment Transactions

Reclassifications are made to the Fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryforward) under income tax regulations. The tax character

THE SWISS HELVETIA FUND, INC.

Notes to Financial Statements (Unaudited) (continued)

of distributions paid during the year and the tax components of net assets will be updated at the Fund’s fiscal year-end.

The tax character of distributions paid during 2017 was as follows:

Ordinary Income	$3,290,803
Long-Term Capital Gains	—

Total	$3,290,803

Under current tax law, capital losses and specified ordinary losses realized after October 31 may be deferred and treated as occurring on the first business day of the following fiscal year. The Fund had deferred post-October capital and currency losses and other late-year deferrals totaling $154,368, which will be treated as arising on the first business day following the fiscal year ended December 31, 2017.

Capital loss carryovers retain their character as either long-term capital losses or short-term capital losses and are applied as a new loss on the first day of the immediately succeeding tax year. At December 31, 2017, the Fund had non-expiring short term capital loss carryovers totaling $615,819.

At December 31, 2017, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	$211,621
Capital Loss Carry Forward	(615,819)
Current Late-Year Loss Deferral and Post-October Losses	(154,368)
Unrealized Appreciation	154,755,227

Total	$154,196,661

The differences between book basis and tax basis distributable earnings are primarily attributable to tax deferral of wash sales and investments in partnerships.

Gains and losses from foreign currency transactions are treated as ordinary income and loss, respectively, for federal income tax purposes.

The aggregate cost of purchases and proceeds from sales of investments, other than short-term obligations, six months ended June 30, 2018 were $33,527,775 and $37,747,181, respectively.

Note 6—Stock Repurchase Program

Pursuant to authorization by the Board, the Fund began open market purchases of its common stock on the New York Stock Exchange in 1999. The Board has authorized a stock repurchase program permitting such purchases by the Fund in each subsequent year, except for 2014. The principal purpose of the stock repurchase program has been to enhance stockholder value by increasing the Fund’s NAV per share without adversely affecting the Fund’s expense ratio.

On December 4, 2017, the Fund announced the Board’s approval of the Fund’s stock repurchase program for 2018. Under the program, the Fund is authorized to make open-market repurchases of its common stock of up to 500,000 shares. The Fund did not repurchase any common stock pursuant to the program during the six months ended June 30, 2018.

As a result of the Fund’s recently announced tender offer, the Fund’s share repurchase program has been suspended pending completion of the tender offer. See Note 10 for additional information.

THE SWISS HELVETIA FUND, INC.

Notes to Financial Statements (Unaudited) (continued)

The Fund intends to repurchase shares of its common stock, at such times and in such amounts as is deemed advisable and in accordance with applicable law, subject to various factors, including the limitations imposed by the federal securities laws governing the repurchase of an issuer’s stock by the issuer and the ability of the Fund to raise cash to repurchase shares of the Fund’s common stock in a tax-efficient manner.

Note 7—Tender Offer

On March 22, 2017, the Fund announced a one-time cash self-tender offer (the “Offer”), which was approved by the Board. The Fund commenced the Offer on March 28, 2017 for up to 2,812,653 of its issued and outstanding shares of common stock, which represented approximately 10% of the Fund’s issued and outstanding shares as of the commencement of the Offer, at a price per share equal to 98% of the Fund’s NAV determined as of the close of the regular trading session of the New York Stock Exchange (“NYSE”) on the business day immediately following the day the Offer expired. The Offer expired at 5:00 p.m., New York time, on April 24, 2017.

Approximately 17,795,965 shares of common stock, or approximately 63% of the Fund’s outstanding shares as of the commencement of the Offer, were properly tendered. The Fund accepted 2,812,653 shares, or approximately 15.8% of the shares tendered, on a prorated basis, for cash payment of $12.85 per share, which represented 98% of the Fund’s NAV per share as of the close of regular trading session of the NYSE on April 25, 2017.

Note 8—Capital Commitments

As of June 30, 2018, the Fund maintains an illiquid investment in one private equity limited partnership. This investment appears in the Fund’s Schedule of Investments. The Fund’s capital commitment for this partnership is shown in the table below:

Investments	Original Capital Commitment*	Unfunded Commitment*
Private Equity Limited Partnership—International (a)
Aravis Biotech II, Limited Partnership	$3,272,910	$—

*

The original capital commitment represents 3,250,000 Swiss francs, which has been fully funded as at June 30, 2018. The Swiss franc/U.S. dollar exchange rate as of June 30, 2018 was used for conversion and equaled 0.9930 as of such date.

(a)

This category consists of one private equity limited partnership that invests primarily in venture capital companies in the biotechnology and medical technology sectors. There is no redemption right for the interest in this limited partnership. Instead, the nature of investments in this category is that distributions are received through the realization of the underlying assets of the limited partnership.

Note 9—Litigation

On April 19, 2017, Full Value Partners, L.P., an affiliate of Bulldog Investors, LLC, filed a putative class action lawsuit in the Court of Chancery for the State of Delaware against the Fund and its then-current Directors (Full Value Partners, L.P. v. The Swiss Helvetia Fund, Inc., et al., C.A. No. 2017-0303-AGB). On April 20, 2017, plaintiff filed an amended complaint and an amended motion for expedited proceedings, which, following oral argument, the Court denied in full on May 2, 2017. Defendants filed a motion to dismiss plaintiff’s amended complaint on July 20, 2017, and, on September 15, 2017, the Court granted plaintiff’s unopposed motion to dismiss the action as moot. On November 1, 2017, plaintiff filed a motion for an award of attorneys’ fees and expenses. On June 11, 2018, the Court

THE SWISS HELVETIA FUND, INC.

Notes to Financial Statements (Unaudited) (concluded)

granted that motion and awarded plaintiff $300,000 for attorneys’ fees and expenses. The amount was paid by the Fund’s insurance.

Note 10—Subsequent Events

On August 22, 2018, the Board approved a tender offer to repurchase up to 65% of the Fund’s outstanding shares for cash at a price equal to 98% of the net asset value per share on the expiration date. The tender offer is expected to commence promptly following the completion of the distribution described below and to be completed during the fourth quarter of 2018. In accordance with the rules of the U.S. Securities and Exchange Commission, the Fund may purchase in the tender offer additional shares of the Fund not to exceed 2% of the Fund’s outstanding shares without amending or extending the tender offer.

Prior to commencing the tender offer, the Fund intends to (1) dispose of a significant portion of its portfolio securities in an orderly fashion, and (2) distribute substantially all of its realized capital gains to stockholders. Based on management’s current estimate of the Fund’s unrealized and realized capital gains, the distribution is currently estimated to be $4.91 per share, or 36% of the Fund’s total net assets, and will be paid in newly issued shares of the Fund. Stockholders will have an opportunity to elect to receive cash in lieu of stock subject to a limitation on the total amount of cash to be distributed by the Fund equal to 20% of the aggregate distribution. The number of shares of stock to be issued will be based upon a price equal to the volume weighted average price of the Fund’s shares on the New York Stock Exchange over the three-day period commencing on day after the final date for making such election.

In view of these extraordinary actions, the Board has determined to suspend until further notice any distributions that would otherwise be payable pursuant to the Fund’s managed distribution plan. In addition, pending the completion of the tender offer, the Fund has suspended its previously announced stock repurchase program.

The actual amount of the distribution will be announced after the record and payment dates for the distribution are determined and may change, possibly materially, from management’s current estimate. The final determination of the sources of all distributions in 2018 will be made after year end.

THE SWISS HELVETIA FUND, INC.

Voting Results

2018 Annual Stockholder Meeting

As of April 24, 2018, the record date for the Fund’s 2018 Annual Meeting of Stockholders held on June 19, 2018, there were 25,313,872 shares of the Fund’s common stock eligible to vote. At the Meeting, the holders of 18,276,890 shares of the Fund’s common stock were represented in person or by proxy, constituting a quorum. The Fund’s shares were voted on the proposals presented to the Fund’s stockholders as follows:

1.	To elect two Class III Directors to serve for a two-year term until the 2020 Annual Meeting of Stockholders:

	Votes For	Votes Withheld	Approval (%)
Phillip Goldstein	9,031,335	95,740	49.41%
Gerald Hellerman	9,028,807	98,268	49.40%
Brian A. Berris	8,991,471	155,831	49.20%
Jean E. Hoysradt	8,980,882	166,420	49.14%

2.	To ratify the selection by the Board of Directors of Tait, Weller & Baker, LLP as the Fund’s independent registered public accounting firm for the year ending December 31, 2018:

Votes For	Votes Against	Abstentions	Approval (%)
18,086,143	82,531	106,101	98.96%

3.	To approve a non-binding stockholder proposal recommending that the Fund’s Board of Directors reduce the ownership threshold required for stockholders to call a special meeting of stockholders:

Votes For	Votes Against	Abstentions	Approval (%)
1,580,594	7,979,187	8,717,109	8.65%
4.	To approve a non-binding stockholder proposal recommending that the Fund’s Board of Directors authorize a self-tender offer for at least 50% of the outstanding common stock of the Fund:

Votes For	Votes Against	Abstentions	Approval (%)
9,658,466	8,388,278	227,628	52.85%

Approval percentages are based on the total number of votes present at the meeting and not on the total number of shares of the Fund outstanding. In addition, not all shares eligible to vote on each proposal did so. These voting results will be provided to the Fund’s stockholders in the Fund’s Semi-Annual Report to Stockholders for the six-month period ended June 30, 2018.

Proxy Voting Information

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge and upon request, by calling (800) 730-2932 and on the SEC’s website at http://www.sec.gov. The Fund’s proxy voting record for the twelve-month period ended June 30 available, without charge and upon request, by calling (800) 730-2932 and on the SEC’s website at http://www.sec.gov.

Availability of Quarterly Portfolio Schedules

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available, without charge and upon request, on the SEC’s website at http://www.sec.gov or may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

THE SWISS HELVETIA FUND, INC.

Information Regarding Approval of Investment Advisory Agreements (Unaudited)

At an in-person meeting held on March 19-20, 2018, all of the members of the Fund’s Board of Directors who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the Fund (the “Independent Directors”), constituting a majority of the Fund’s Board of Directors, and the Fund’s Board of Directors considered and approved a proposal to renew (i) the Investment Advisory Agreement, dated as of April 17, 2014 (the “Advisory Agreement”), between the Fund and Schroder Investment Management North America Inc. (“SIMNA”), and (ii) the Sub-Advisory Agreement, dated as of April 17, 2014, amended as of November 1, 2015 and September 19, 2017 (the “Sub-Advisory Agreement” and, together with the Advisory Agreement, the “Agreements”), between SIMNA and Schroder Investment Management North America Limited (“SIMNA Ltd.” and, together with SIMNA, the “Adviser”). Prior to the meeting, counsel to the Independent Directors requested, and the Adviser provided, materials to aid the Directors in their consideration of the proposal. It was noted that the Directors meet over the course of the year with investment advisory personnel from the Adviser and regularly review detailed information regarding the Fund. In approving the continuation of the Agreements, the Directors considered all factors that they considered relevant, including the specific factors described below. The Directors did not identify any one factor as all-important or controlling, and each Director attributed different weights to the various factors.

The Directors considered various data and information regarding the nature, extent and quality of services provided, including, among other things, information about the background and experience of senior management and investment personnel responsible for managing the Fund. The Directors considered the information provided regarding the portfolio managers and other resources dedicated to the Fund and the investment philosophy and process and disciplined investment approach followed by those individuals in managing the Fund, including the importance of dedicated Switzerland-based portfolio managers. The Directors noted the efforts of the Adviser to proactively generate investor interest through industry conferences and shareholder outreach.

The Directors reviewed the Fund’s investment performance, determining that the Fund’s performance should be evaluated against the achievement of the Fund’s investment objective of seeking long-term capital appreciation through investment primarily in equity and equity-linked securities of Swiss companies. The Directors considered the Fund’s performance against the Swiss Performance Index (the “SPI”) and against a list of non-U.S. funds that invest in Swiss equities in the Morningstar Category “Switzerland Large-Cap Equity (offshore territories)”, which includes two non-U.S. funds advised by the Adviser. Although the performance data included five-year and 10-year returns ended December 31, 2017, the Directors considered most relevant the total returns for the one-year, two-year, two-and-a-half-year and three-year periods ended December 31, 2017 due to the fact that the Adviser commenced management of the Fund effective July 1, 2014.

The Directors noted that the Fund’s total return based on market price exceeded the SPI for the one-year, two-year, two-and-a-half-year, three-year and five-year periods ended

THE SWISS HELVETIA FUND, INC.

Information Regarding Approval of Investment Advisory Agreements (Unaudited) (continued)

December 31, 2017, while underperforming the SPI on a market price basis for the 10-year period ended December 31, 2017. The Directors also noted that the Fund outperformed the Adviser’s non-U.S. peer funds for the one-year and two-and-a-half-year periods ended December 31, 2017 on a total return market value basis, which the Directors noted was in contrast to last year when the Fund underperformed the Adviser’s non-U.S. peer funds for the comparable periods ended December 31, 2016. The Directors noted that the Fund’s total return based on net asset value slightly outperformed the SPI for the two-and-a-half-year period ended December 31, 2017, while slightly underperforming the SPI for the one-year, two-year and three-year periods ended December 31, 2017. The Directors also observed that, unlike the Fund, the returns of the SPI and the peer funds were not subject to the regulatory restrictions, including issuer and concentration limits, applicable to the Fund by virtue of the Investment Company Act.

The Directors reviewed the information provided by the Adviser and compiled by Broadridge, an independent provider of investment company data, showing a comparison of the Adviser’s fee rate for the Fund, as well as the Fund’s expense ratio, compared to a peer group of U.S. registered closed-end funds selected independently by Broadridge having similar objectives, strategies and asset sizes as the Fund. The Directors noted that the Fund ranked in the first quintile with respect to the Adviser’s actual fee, second quintile with respect to the Adviser’s contractual fee, third quintile with respect to the Fund’s total expenses and fourth quintile with respect to the Fund’s non-management expenses. The Directors noted that during 2017 the Fund incurred litigation costs that it did not experience in 2016. The Directors considered that the peer non-U.S. funds advised by the Adviser had higher management fees and total expense rates for the year ended December 31, 2017, compared to the Fund. The Directors noted that the fee paid to SIMNA Ltd. is paid by SIMNA from the fee paid to it by the Fund and appears to be a reasonable sharing of the fee paid by the Fund in light of the allocation of responsibilities. The Directors noted that the Fund benefitted from the Adviser’s providing to the Fund a chief compliance officer at no additional cost to the Fund. They also noted their ongoing efforts to reduce non-management Fund expenses.

The Directors considered information regarding the profitability of the Fund’s advisory arrangements to the Adviser. The Adviser discussed the methodology utilized for determining its profitability. The Directors determined that the level of profitability did not appear inappropriate or unreasonable at this time.

The Directors considered that the Fund is a closed-end fund and that it was not expected to have meaningful asset growth absent primarily a rights offering or an acquisition. They did not view the potential for realization of economies of scale as the Fund’s assets grow to be a meaningful factor in their deliberations. The Non-Interested Directors noted, however, that the advisory fee rate schedule under the Advisory Agreement contains multiple breakpoints commencing with assets of U.S. $250 million and above and that these breakpoints benefit stockholders.

The Directors considered information regarding the financial position of each of

THE SWISS HELVETIA FUND, INC.

Information Regarding Approval of Investment Advisory Agreements (Unaudited) (concluded)

SIMNA and SIMNA Ltd. and were satisfied that they each have adequate resources to continue to perform the services required under the Agreements.

The Directors considered other benefits that the Adviser or its parent could be considered to derive from their relationship with the Fund, including the marketing value of the Fund’s performance in attracting other clients. The Directors determined that these benefits were relatively minor and did not affect their overall assessment of the reasonableness of the relationship.

Based on the evaluation of these factors, the Board of Directors, including the Independent Directors with the assistance of independent legal counsel, unanimously concluded that the Fund’s advisory fee rate was reasonable in relation to the service rendered by the Adviser and, therefore, approved the continuation of the Agreements.

THE SWISS HELVETIA FUND, INC.

Automatic Dividend Reinvestment Plan (Unaudited)

Terms and Conditions

Pursuant to this Automatic Dividend Reinvestment Plan (the “Plan”) of The Swiss Helvetia Fund, Inc. (the “Fund”), unless a holder (each, a “Shareholder”) of the Fund’s shares of common stock (the “Common Shares”) otherwise elects, all income dividends, capital gain distributions and returns of capital, if any (collectively referred to herein as “dividends”), on such Shareholder’s Common Shares will be automatically reinvested by American Stock Transfer & Trust Company, as agent for Shareholders in administering the Plan (the “Plan Administrator”), in additional Common Shares of the Fund. Shareholders who elect not to participate in the Plan will receive all dividends payable in cash directly to the Shareholder of record (or, if the Common Shares are held in street or other nominee name, then to such nominee) by American Stock Transfer & Trust Company LLC, as the Dividend Disbursing Agent. Shareholders may elect not to participate in the Plan and to receive all dividends in cash by contacting the Plan Administrator. Enrollment, purchase or sales of shares and other transactions or services offered by the Plan can be directed to the Plan Administrator through the following:

Telephone

Telephone the Plan Administrator: 1-888-556-0425.

In Writing

You may also write to the Plan Administrator at the following address: American Stock Transfer & Trust Company, PO Box 922, Wall Street Station, New York, NY 10269-0560. Be sure to include your name, address, daytime phone number, social security or tax I.D. number and a reference to The Swiss Helvetia Fund, Inc. on all correspondence.

Participation in the Plan is completely voluntary and may be terminated at any time without penalty by providing notice in writing to the Plan Administrator at least 3 business days prior to any dividend payment date for that dividend to be payable in cash. A request for termination that is received less than 3 business days prior to any dividend payment date will be processed by the Plan Administrator, but you will have that dividend reinvested in additional Common Shares. However, all subsequent dividends will be payable in cash unless and until you resume participation in the Plan. To resume participation in the Plan, your request to enroll in the Plan must be received by the record date for that dividend distribution. If received after the record date, your participation in the Plan will begin with the next dividend declaration.

Whenever the Fund declares a dividend, payable either in Common Shares or in cash, participants in the Plan will receive a number of Common Shares determined in accordance with the following provisions and non-participants in the Plan will receive cash. The Common Shares will be acquired by the Plan Administrator for the participants’ accounts, depending upon the circumstances described below, either: (i) through the receipt of additional unissued but authorized Common Shares from the Fund (“newly issued Common Shares”) or (ii) by purchase of outstanding Common Shares on the open market (“open-market purchases”) on the New York Stock Exchange, the primary national securities exchange on which the Common Shares are traded, or elsewhere.

If, on the payment date for any dividend, the net asset value (“NAV”) per Common Share is equal to or less than the market price per Common Share (plus estimated brokerage

THE SWISS HELVETIA FUND, INC.

Automatic Dividend Reinvestment Plan (Unaudited) (continued)

trading fees) (such condition being referred to herein as “market premium”), the Plan Administrator will invest the dividend amount in newly issued Common Shares on behalf of the participants. The number of newly issued Common Shares to be credited to each participant’s account will be determined by dividing the dollar amount of the dividend by the NAV per Common Share on the date the Common Shares are issued, provided that, if the NAV per Common Share is less than or equal to 95% of the then current market price per Common Share on the date of issuance, the dollar amount of the dividend will be divided by 95% of the market price on the date of issuance for purposes of determining the number of shares issuable under the Plan.

If, on the payment date for any dividend, the NAV per Common Share is greater than the market price of the Common Shares (plus estimated brokerage trading fees) (such condition being referred to herein as “market discount”), the Plan Administrator will invest the dividend amount in Common Shares acquired on behalf of the participants in open-market purchases.

In the event of a market discount on the payment date for any dividend, the Plan Administrator will have until the last business day before the next date on which the Common Shares trade on an “ex-dividend” basis or in no event more than 30 days after the record date for such dividend, whichever is sooner (the “last purchase date”), to invest the dividend amount in Common Shares acquired in open-market purchases. If, before the Plan Administrator has completed its open-market purchases, the market price of a Common Share exceeds the NAV per Common Share, the average per Common Share purchase price paid by the Plan Administrator may exceed the NAV of the Common Shares, resulting in the acquisition of fewer Common Shares than if the dividend had been paid in newly issued Common Shares on the dividend payment date. Because of the foregoing difficulty with respect to open-market purchases, if the Plan Administrator is unable to invest the full dividend amount in open-market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making open-market purchases and may invest the uninvested portion of the dividend amount in newly issued Common Shares at the NAV per Common Share at the close of business on the last purchase date provided that, if the NAV is less than or equal to 95% of the then current market price per Common Share, the dollar amount of the dividend will be divided by 95% of the market price on the date of issuance for purposes of determining the number of Common Shares issuable under the Plan.

The Plan Administrator maintains all registered Shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by Shareholders for tax records. Common Shares in the account of each Plan participant generally will be held by the Plan Administrator in non-certificated form in the name of the Plan participant, although the Plan Administrator will issue certificates for whole Common Shares upon your request. Certificates for fractional Common Shares will not be issued.

In the case of Shareholders such as banks, brokers or nominees that hold Common Shares for others who are the beneficial owners, the Plan Administrator will administer the Plan on the basis of the number of

THE SWISS HELVETIA FUND, INC.

Automatic Dividend Reinvestment Plan (Unaudited) (concluded)

Common Shares certified from time to time by the record Shareholder and held for the account of beneficial owners who participate in the Plan.

There will be no brokerage charges with respect to Common Shares issued directly by the Fund as a result of dividends payable either in Common Shares or in cash. However, each participant will pay a pro rata share of brokerage trading fees incurred with respect to the Plan Administrator’s open-market purchases of Common Shares in connection with the reinvestment of dividends under the Plan.

Participants in the Plan may sell any or all of their Common Shares in their Plan accounts by contacting the Plan Administrator. The Plan Administrator currently charges $15.00 for the transaction, plus $0.10 per Common Share for this service. Participants also may withdraw their Common Shares from their Plan accounts and sell those Common Shares through their broker.

Neither the Fund nor the Plan Administrator will provide any advice, make any recommendations, or offer any opinion with respect to whether or not you should purchase or sell your Common Shares or otherwise participate in the Plan. You must make independent investment decisions based on your own judgment and research. The Common Shares held in Plan accounts are not subject to protection under the Securities Investor Protection Act of 1970.

Neither the Fund nor the Plan Administrator will be liable for any good faith act or for any good faith omission to act, including, without limitation, any claim or liability arising out of failure to terminate a participant’s account upon the participant’s death, the prices at which Common Shares are purchased or sold for a participant’s account, the times when purchases or sales of Common Shares are made, or fluctuations in the market value of Common Shares. However, nothing contained in this provision affects a Shareholder’s right to bring a cause of action based on alleged violations of the federal securities laws.

Voting

Each Shareholder proxy will include those Common Shares purchased or received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials to participants and vote proxies for Common Shares held pursuant to the Plan in accordance with the instructions of the participants.

Taxation

The automatic reinvestment of dividends will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such dividends.

Amendments to Plan

The Fund reserves the right to suspend, amend or terminate the Plan at any time. All Shareholders of record, both participants and non-participants in the Plan, will be notified of any suspension, termination or significant amendment of the Plan. If the Plan is terminated, Common Shares held in the participants’ accounts will be distributed to the participants. Any change in the source of purchase of Common Shares under the Plan from open market purchases or direct issuance by the Plan Administrator does not constitute an amendment to the Plan.

In connection with the Fund’s proposed stock distribution, the Fund has suspended reinvestment pursuant to the Plan for that distribution. Please refer to “Subsequent Events” under Note 10 of the Notes to Financial Statements (Unaudited) for information regarding the proposed distribution.

THE SWISS HELVETIA FUND, INC.

Directors and Officers

Andrew Dakos

Chairman(Non-executive)

Richard Dayan[1]

Director

Phillip Goldstein[2]

Director

Moritz Sell[3]

Director

Gerald Hellerman[1,4]

Director

Mark A. Hemenetz

President

Principal Executive Officer

Shanak Patnaik

Chief Compliance Officer

Carin F. Muhlbaum

Vice President

William P. Sauer

Vice President

David J. Marshall

Treasurer

Principal Financial Officer

Steven P. Zink

Assistant Treasurer

Reid B. Adams

Chief Legal Officer Secretary

Angel Lanier

Assistant Secretary

[1] Audit Committee Member [2] Governance/Nominating Committee Chair [3] Audit Committee Chair	[4] Pricing Committee Chair

Investment Adviser

Schroder Investment Management North America, Inc.

7 Bryant Park

New York, NY 10018-3706

(800) 730-2932

Investment Sub-adviser

Schroder Investment Management North America Ltd.

31 Gresham Street

London, EC2V 7QA United Kingdom

Administrator

JPMorgan Chase Bank, N.A.

Custodian

JPMorgan Chase Bank, N.A.

Transfer Agent

American Stock Transfer & Trust Company

59 Maiden Lane

Plaza Level

New York, NY 10038

(888) 556-0425

Legal Counsel

Sullivan & Cromwell LLP

Independent Registered Public Accounting Firm

Tait, Weller & Baker LLP

The Investment Adviser

The Swiss Helvetia Fund, Inc. (the “Fund”) is managed by Schroder Investment Management North America Inc. (“SIMNA Inc.”)

SIMNA Inc. is an investment adviser registered with the U.S. Securities & Exchange Commission (the “SEC”). It provides asset management products and services to a broad range of clients including Schroder Series Trust and Schroder Global Series Trust, investment companies registered with the SEC. SIMNA Inc. is part of a global asset management firm with approximately $593.3 billion in assets under management and administration as of June 30, 2018.

Executive Offices

The Swiss Helvetia Fund, Inc.

7 Bryant Park

New York, NY 10018-3706

(800) 730-2932

For inquiries and reports:

(800) 730-2932

email: swzintermediary@schroders.com

Website Address

www.swzfund.com

The Fund

The Fund is a non-diversified, closed-end investment company whose objective is to seek long-term capital appreciation through investment in equity and equity-linked securities of Swiss companies. The Fund also may acquire and hold equity and equity-linked securities of non-Swiss companies in limited instances.

The Fund is listed on the New York Stock Exchange under the symbol “SWZ”.

Net Asset Value is calculated daily by 6:15 P.M. (Eastern Time). The most recent calculation is available by accessing the Fund’s website www.swzfund.com. Net Asset Value is also published weekly in Barron’s, the Monday edition of The Wall Street Journal and the Sunday edition of The New York Times.

Semiannual Report

For the Six Months Ended

June 30, 2018

SWZ SAR 6-30-18

Item 2. Code of Ethics.

Not applicable for semi-annual report.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual report.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual report.

Item 5. Audit Committee of Listed Registrants.

Not applicable for semi-annual report.

Item 6. Investments

(a) Schedule is included as part of the report to shareholders filed under Item 1 of this Form.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable for semi-annual report.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable for semi-annual report.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company & Affiliated Purchasers.

On December 4, 2017, the Fund announced a stock repurchase program effective for 2018. Under the program, the Fund is authorized to make open-market repurchases of its common stock of up to 500,000 shares. The Fund did not repurchase any common stock pursuant to the program during the period ended June 30, 2018. The principal purpose of the Fund’s stock repurchase program is to enhance stockholder value by increasing the Fund’s net asset value per share without creating a meaningful adverse effect on the Fund’s expense ratio. The Fund intends to repurchase shares of its common stock in the future, at such times and in such amounts as is deemed advisable.

Item 10. Submission of Matters to a Vote of Security Holders.

There were no material changes to procedures by which shareholders may recommend nominees to the Board of Directors.

Item 11. Controls and Procedures.

(a)

The Registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the Registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)

There have not been any changes in Registrant’s control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a)

If the registrant is a closed-end management investment company, provide the following dollar amounts of income and fees/compensation related to the securities lending activities of the registrant during its most recent fiscal year:

(1) Gross income from securities lending activities;

(2) All fees and/or compensation for each of the following securities lending activities and related services: any share of revenue generated by the securities lending program paid to the securities lending agent(s) (“revenue split”); fees paid for cash collateral management services (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split; administrative fees that are not included in the revenue split; fees for indemnification that are not included in the revenue split; rebates paid to borrowers; and any other fees relating to the securities lending program that are not included in the revenue split, including a description of those other fees;

(3) The aggregate fees/compensation disclosed pursuant to paragraph (2); and

(4) Net income from securities lending activities (i.e., the dollar amount in paragraph (1) minus the dollar amount in paragraph (3)).

Not applicable.

(b)	If the registrant is a closed-end management investment company, describe the services provided to the registrant by the securities lending agent in the registrant’s most recent fiscal year.

Not applicable.

Item 13. Exhibits.

(a)(l)	Not applicable.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not Applicable.

(a)(4)	Not applicable.

(b)	Certification required by Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 (Exhibit filed herewith).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The Swiss Helvetia Fund, Inc.

By:
Mark A. Hemenetz, Principal Executive Officer August 28, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:
Mark A. Hemenetz, Principal Executive Officer August 28, 2018

By:
David Marshall, Treasurer and Principal Financial Officer August 28, 2018